UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2022
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, (including area code):	(503)	226-4211	Registrant's telephone number, (including area code):	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2022, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), entered into a Bond Purchase Agreement between NW Natural and the institutional investors named as purchasers therein (the Bond Purchase Agreement). The Bond Purchase Agreement provides for the issuance of (i) $100,000,000 aggregate principal amount of NW Natural’s First Mortgage Bonds, 5.43% Series due 2053 (5.43% Bonds), (ii) $80,000,000 aggregate principal amount of NW Natural’s First Mortgage Bonds, 5.18% Series due 2034 (5.18% Bonds) and (iii) $50,000,000 aggregate principal amount of NW Natural’s First Mortgage Bonds, 5.23% Series due August 4, 2038 (5.23% Bonds) in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The 5.43% Bonds are expected to be issued on or about January 6, 2023, pursuant to the Twenty-fifth Supplemental Indenture to NW Natural’s Mortgage and Deed of Trust, dated as of July 1, 1946, with Deutsche Bank Trust Company Americas as trustee (the Mortgage). The 5.18% Bonds and the 5.23% Bonds are expected to be issued on or about August 4, 2023, pursuant to the Twenty-sixth Supplemental Indenture to the Mortgage.

The 5.43% Bonds will bear interest at the rate of 5.43% per annum, payable semi-annually on January 6 and July 6 of each year, commencing July 6, 2023, and will mature on January 6, 2053. The 5.43% Bonds will be subject to redemption prior to maturity at the option of NW Natural, in whole or in part, (i) at any time prior to July 6, 2052, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium and accrued and unpaid interest thereon to the date of redemption, and (ii) at any time on and after July 6, 2052, at 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of redemption.

The 5.18% Bonds will bear interest at the rate of 5.18% per annum, payable semi-annually on February 4 and August 4 of each year, commencing February 4, 2024, and will mature on August 4, 2034. The 5.18% Bonds will be subject to redemption prior to maturity at the option of NW Natural, in whole or in part, (i) at any time prior to May 4, 2034, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium and accrued and unpaid interest thereon to the date of redemption, and (ii) at any time on and after May 4, 2034, at 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of redemption.

The 5.23% Bonds will bear interest at the rate of 5.23% per annum, payable semi-annually on February 4 and August 4 of each year, commencing February 4, 2024, and will mature on August 4, 2038. The 5.23% Bonds will be subject to redemption prior to maturity at the option of NW Natural, in whole or in part, (i) at any time prior to May 4, 2038, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium and accrued and unpaid interest thereon to the date of redemption, and (ii) at any time on and after May 4, 2038, at 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of redemption.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, expenses, future events and timing thereof, investments, likelihood, timing, and amount and use of proceeds associated with any transaction, financial results, financial position, targeted capital structure, revenues and earnings, performance, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	December 14, 2022	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	December 14, 2022	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary